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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                OCTOBER 2, 1998
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                        BANC ONE CREDIT CARD MASTER TRUST
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                    (Issuer with respect to the Certificates)


                                 BANK ONE, N.A.
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             (Exact name of registrant as specified in its charter)


                                  UNITED STATES
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                 (State or other jurisdiction of incorporation)


                   0-25636                              31-4148768
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           (Commission File Number)         (IRS Employer Identification Number)



100 EAST BROAD STREET, 16TH FLOOR, COLUMBUS, OH                            43215
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(Address of principal executive offices)                              (Zip Code)


             (614) 248-5944
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Registrant's telephone number, including area code





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 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 2, 1998, the parent corporation for First USA Bank, N.A. (the "Bank"), Banc One Corporation ("BANC ONE") was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). The Bank is an indirect, wholly owned subsidiary of BANK ONE. In connection with such merger, the Bank in its capacity as servicer of the Banc One Credit Card Master Trust (the "Trust"), changed the independent accountants for the Trust from Coopers & Lybrand L.L.P., now PricewaterhouseCoopers LLP ("PwC") to Arthur Anderson LLP ("AA"), historically engaged by FCNBD. The sole reason for the change of the independent accountants for the Trust was to align the independent accountants of the Trust with those of BANK ONE.

         The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) examining the assertion of the Servicer that it has maintained effective internal control over servicing of credit card accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants and (ii) applying certain procedures agreed upon with the Servicer to compare the mathematical calculations of certain amounts set forth in the Servicer's certificates with the Servicer's computer reports, which were the source of such amounts. Therefore, the standards enumerated in
Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of PwC with respect to the Trust for the four fiscal years ended December 31 prior to their replacement did not state that either (x) the assertion of the Servicer in clause (i) above was not fairly stated, in all material respects or (y) the amounts referred to in clause (ii) above were not in agreement, except for such exceptions as PwC believed to be immaterial, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between PwC and the Bank, in its capacity as servicer to the Trust, in connection with such reports. The decision to change accountants was made in connection with the Merger in order to align the independent accountants of the Trust with those of BANK ONE.

         In the four years prior to AA's appointment, the Bank, in its capacity as servicer of the Trust, did not consult AA in any matter with respect to the Trust.

         A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K.



ITEM 7.  FINANCIAL  STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report:

(16.01)  Letter regarding change in Certifying Accountant




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC ONE CREDIT CARD MASTER TRUST



Date:   October 9, 1998              By:           /s/ Tracie Klein
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                                     Name:         Tracie Klein
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                                     Title:        Vice President
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                                     BANK ONE, N.A.
                                     FIRST USA BANK, N.A., as servicer
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                                  EXHIBIT INDEX


Exhibit No.                Description                                 Page No.

16.01          Letter regarding Change in Certifying Accountant           5